Actuarial Assumptions to Determine Benefit Obligations (Detail)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Weighted-average assumptions used to determine benefit obligations:
Discount rate	1.75%	0.75%	0.50%
Rate of compensation increase	4.50%	4.00%	4.00%
Weighted-average assumptions used to determine net projected benefit cost:
Discount rate	1.75%	0.75%	0.50%
Expected long-term return on plan assets	3.00%	2.00%	2.00%
Rate of compensation increase	4.50%	4.00%	4.00%